                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 31, 2001


                                   AXCESS Inc.

             (Exact name of registrant as specified in its charter)


       Delaware                              0-11933                          85-0294536
(State or other jurisdiction        (Commission File Number)     (I.R.S. Employer Identification No.)
   of incorporation)



       3208 Commander Drive, Carrollton, Texas                      75006
       (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (972) 407-6080


         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

On December 31, 2001 Amphion Ventures LP ("Amphion") and VennWorks LLC ("VennWorks") elected to convert various series of AXCESS Inc. ("AXCESS") convertible preferred stock into common shares of AXCESS. Upon execution of these conversions AXCESS will have 15,846,063 common shares issued and outstanding.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

   99.1    VennWorks election to convert Series 2000 Non-Voting Preferred Stock.
   99.2    Amphion election to convert Series 2000 Non-Voting Preferred Stock.
   99.3    Amphion election to convert Series J Preferred Stock.
   99.4    Amphion election to convert Series A Convertible Preferred Stock.
   99.5    Amphion election to convert Series B Convertible Preferred Stock.
   99.6    Amphion election to convert Series C Convertible Preferred Stock.

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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AXCESS Inc.
                                    ----------
                                    (Registrant)

February 8, 2002                    /S/ ALLAN GRIEBENOW
------------------                  -------------------------------------------
(Date)                             Allan Griebenow
                                   President and Chief Executive Officer

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                                  Exhibit Index

Exhibit
Number     Description
--------------------------------------------------------------------------------
99.1       VennWorks election to convert Series 2000 Non-Voting Preferred Stock.
--------------------------------------------------------------------------------
99.2       Amphion election to convert Series 2000 Non-Voting Preferred Stock.
--------------------------------------------------------------------------------
99.3       Amphion election to convert Series J Preferred Stock.
--------------------------------------------------------------------------------
99.4       Amphion election to convert Series A Convertible Preferred Stock.
--------------------------------------------------------------------------------
99.5       Amphion election to convert Series B Convertible Preferred Stock.
--------------------------------------------------------------------------------
99.6       Amphion election to convert Series C Convertible Preferred Stock.